Exhibit 99.1

MRV Agrees to Sell Tecnonet S.p.A.
- Executing Strategy to Capitalize on Growing Opportunities for Network Equipment Business -
- To Hold Conference Call Following Quarterly Earnings Release on August 10 at 5:00 p.m. ET -

CHATSWORTH, Calif.- Aug. 10, 2015 -MRV Communications (NASDAQ: MRVC), a global provider of packet and optical networking solutions, entered into an agreement on August 7, 2015 to sell Tecnonet S.p.A., its Network Integration subsidiary based in Rome, Italy, to Maticmind S.p.A. based in Milan, Italy for total consideration of €19.7 million or approximately $21.4 million based on the current exchange rate of 1.09 USD/€.

The consideration includes a cash payment by Maticmind to MRV of €15.6 million at closing plus a cash payment by Tecnonet to MRV of €4.1 million prior to closing to repay an outstanding intercompany obligation. MRV is entitled to seek and procure third party debt financing for Tecnonet to provide the funds for this payment, and Maticmind is obligated to assume this debt at closing. Within 60 days of closing, the parties are required to make a post-closing adjustment based on changes in debt and cash of Tecnonet between June 30, 2015 and closing, as provided for in the purchase agreement. The transaction is subject to stockholder approval at a special meeting to be held as promptly as reasonable on or before November 30, 2015.

“The sale of the Network Integration business will enable us to focus all of our energy in support of our vision as an end-to-end packet and optical networking solutions provider,” stated MRV President and Chief Executive Officer Mark Bonney. “The timing of this transaction aligns well with our plans for the Network Equipment business as increasing bandwidth demand for cloud, mobility and video services is accelerating market growth. Our product development investments over the past few years have produced industry-leading solutions. OptiPacket™, OptiDriver™ and OptiSwitch™ are gaining traction with new and existing customers. With these products, coupled with our low fixed cost operations and a culture of business process simplification, we are improving operating efficiencies continually and driving toward a sustainable and profitable business model.”

Kenneth Traub, Chairman of the Board of MRV, added, “This transaction is an important milestone for MRV. We are very pleased to have an agreement now to sell our final network integration business at an attractive valuation. This transaction not only strengthens MRV’s balance sheet, but also creates a more focused company with great growth potential with our new Network Equipment product line. We would like to thank Giuliano Maurizi, and the rest of the Tecnonet team, for their many years of loyalty and dedication as part of the MRV family. We look forward to executing on our strategy to capitalize on the value of the network equipment business under Mark Bonney’s leadership.”

The closing of the transaction, which is expected to occur during the fourth quarter of 2015, is subject to customary closing conditions and regulatory approvals, as well as the approval of MRV Communications, Inc.’s shareholders. The company has issued a Form 8-K that describes the transactions in greater detail. For reporting purposes, the company’s financial statements will include the Network Integration business until MRV shareholders approve the transaction.

For MRV, Norton Rose Fulbright LLP served as legal advisors and Stout Risius Ross, Inc. provided a fairness opinion to the board of directors. For Maticmind S.p.A., DLA Piper Italy served as legal advisors and Mazars S.p.A. and Studio Gnudi served as financial advisors.

Additional Information:
In connection with the proposed transaction, the Company will file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”) in the near future. THE COMPANY URGES INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors may obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company at http://www.sec.gov, the SEC’s free Internet site.

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information regarding the executive officers and directors of the Company will be included in the proxy statement to be filed with the SEC with respect to the Company’s upcoming special meeting of stockholders. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Conference Call Information:
MRV Communication's second quarter 2015 financial results conference call is scheduled to take place on Monday, August 10, 2015 at 5:00 p.m. ET. The live audio webcast will be accessible at www.mrv-corporate.com in the Investor Relations section. To access the call in the U.S. please dial 800-753-9188, and for international calls dial 719-785-1748 approximately 10 minutes prior to the start of the conference. The conference ID is 5309177. The conference call will also be broadcast live at www.mrv.com where it will be available for replay for 90 days. In addition, a replay will be available via telephone for one business day, beginning two hours after the call. To listen to the replay, in the U.S. please dial 877-870-5176, and internationally dial 858-384-5517. The access code is 5309177.

About MRV Communications
MRV Communications is a global supplier of packet and optical solutions that power the world’s largest networks. MRV products combine innovative hardware with intelligent software to make networks smarter, faster and more efficient. Dedicated to the continued success of our customers, MRV enables service providers, data center operators and large enterprises to cost effectively evolve their networks to address mission-critical applications, such as high-capacity cloud and data center connectivity, business services, mobile backhaul and the migration to virtualized and programmable networks. Founded in 1988, MRV is headquartered in Southern California with additional research and development facilities outside of Boston and in Israel. For more information please visit www.mrv.com.

Forward Looking Statements
This press release may contain statements regarding future financial and operating results of MRV, management's assessment of business trends, and other statements about management's future expectations, beliefs, goals, plans or prospects and those of the market segments in which MRV is engaged that are based on management's current expectations, estimates, forecasts and projections about MRV and its consolidated businesses and the respective market segments in which MRV's businesses operate, in addition to management's assumptions. Statements in this press release regarding MRV's future financial and operating results, which are not statements of historical facts, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "appear," "believe," "estimate," "expect," "intend," "may," "should," "plan," "project," "contemplate," "target," "foresee," "goal," "likely," "will," and "would" or variations of such words and similar expressions, are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance nor guarantees that the events anticipated will occur or expected conditions will remain the same or improve. These statements involve certain risks, uncertainties and assumptions, the likelihood of which are difficult to assess and may not occur, including risks that each of its business segments may not make the expected progress in its respective market, or that management's long-term strategy may not achieve the expected results. Therefore, actual outcomes, performance and results may differ from what is expressed or forecast in such forward-looking statements, and such differences may vary materially from current expectations.

For further information regarding risks and uncertainties associated with MRV's businesses, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of MRV's SEC filings, including, but not limited to its annual report on Form 10-K for the year ended December 31, 2014, copies of which may be obtained by contacting MRV's investor relations department or by visiting MRV's website at http://www.mrv-corporate.com or the SEC's EDGAR website at http://www.sec.gov.

IR Contact:
Cathy Mattison/Kirsten Chapman, LHA, (415) 433-3777, ir@mrv.com